EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Phillip W. Farmer
Phillip W. Farmer

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ H. Allen Franklin
H. Allen Franklin

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Douglas J. McGregor
Douglas J. McGregor

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Richard T. O’Brien
Richard T. O’Brien

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ James T. Prokopanko
James T. Prokopanko

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Donald B. Rice
Donald B. Rice

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Vincent J. Trosino
Vincent J. Trosino

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Jerry F. Perkins, Jr. and Amy M. Tucker, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to any registration statements on Form S-8 covering additional shares of the Company’s Common Stock offered pursuant to the Company’s 2006 Omnibus Long-Term Incentive Plan, Deferred Compensation Plan for Directors Who Are Not Employees and the Deferred Stock Plan for Nonemployee Directors and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 15th day of June, 2012.

/s/ Kathleen Wilson-Thompson
Kathleen Wilson-Thompson